UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

Valpey-Fisher Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	1-4184	06-0737363
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)
75 South Street, Hopkinton, MA	01748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 435-6831

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders was held on May 12, 2011.  Listed below is the matter submitted to stockholders and the final results of the stockholder votes.

(1) Election of eight directors

Nominee	“For”	“Withheld”

Mario Alosco	3,284,934	15,043
Gary Ambrosino	3,285,349	14,628
Richard W. Anderson	3,277,527	22,450
Michael J. Ferrantino	3,285,049	14,928
Eli Fleisher	3,282,872	17,105
Lawrence Holsborg	3,282,947	17,030
Steven Schaefer	3,285,537	14,440
Ted Valpey, Jr	3,282,905	17,072

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valpey-Fisher Corporation

Date: May 16, 2011	By:	/s/ Michael J. Kroll

Michael J. Kroll
Vice President, Treasurer and
Chief Financial Officer